UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2008

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Departure of Directors

On December 8, 2008, Daniel J. Levangie and William McDaniel resigned as members of the Board of Directors of Hologic, Inc. (the “Company”).

Form of Option/Restricted Stock Agreements

On December 9, 2008, the Board of Directors adopted a new form of Notice of Grant of Stock Options and Option Agreement for options granted to independent directors under the Company’s 2008 Equity Incentive Plan and a new form of Notice of Grant of Restricted Stock Units and Restricted Stock Unit Award Agreement for restricted stock units granted to independent directors under the Company’s 2008 Equity Incentive Plan (together the “Director Equity Award Agreements”). The terms of the compensation program for independent directors, including the automatic grant of Director Equity Award Agreements, are described in the Company’s Current Report on Form 8-K filed on June 26, 2008, which is incorporated herein by reference. This description does not purport to be complete and it is qualified in its entirety by reference to the forms of Director Equity Award Agreements, which are attached to this report as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Option Plan Amendment

On December 9, 2008, the Board of Directors approved Amendment No. 3 to Hologic’s Second Amended and Restated 1999 Equity Incentive Plan (“1999 Equity Plan”) to provide that except in certain limited circumstances, without the prior approval of the Company’s stockholders, neither the Company nor the Board will take any action to amend or modify any award granted under the 1999 Equity Plan, to lower the award, exercise or conversion price applicable to such award or otherwise cancel an outstanding award for the purpose of repricing, replacing or regranting such award previously granted for cash or other consideration. These revisions make the stockholder approval required under the 1999 Equity Plan consistent with the Company’s 2008 Equity Incentive Plan, as approved by the stockholders on March 11, 2008.

The description above is a summary of the terms of the amendment to the 1999 Equity Plan. This description does not purport to be complete and it is qualified in its entirety by reference to Amendment No. 3 to the 1999 Equity Plan. A copy of Amendment No. 3 to the 1999 Equity Plan is attached to this report as Exhibit 10.3 and is incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective December 9, 2008, the Board of Directors amended the Company’s Second Amended and Restated By-laws, as amended (the “By-laws”). The revisions, among other things, updated the advance notice provisions for stockholder proposals and director nominations (Section 1.4), the indemnification provisions (Article VII) and otherwise updated and made consistent related and other By-law provisions. The advance notice provisions were revised to require that any proposing stockholder provide detailed information regarding their interest in the Company that might not otherwise be elicited within the definition of beneficial ownership. The advance notice section was also revised to confirm that it provides the exclusive means to nominate directors or submit proposals to be acted on at a stockholder meeting. Article VII was revised to expand indemnification coverage for officers and directors in connection with their service with other entities on behalf of the Company, to prohibit retroactive amendment or repeal of indemnification provisions and to otherwise clarify that certain of the provisions therein may be limited by Delaware General Corporation Law.

The description above is a summary of the terms of the amendments to the Company’s By-laws. This description does not purport to be complete and it is qualified in its entirety by reference to the Company’s By-laws, as so amended, a copy of which is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION
3.1	Second Amended and Restated By-laws of Hologic, Inc., as amended.

10.1	Form of Independent Director Stock Option Award Agreement.

10.2	Form of Independent Director Restricted Stock Unit Award Agreement.

10.3	Amendment No. 3 to Second Amended and Restated 1999 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2008	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir, Executive Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Second Amended and Restated By-laws of Hologic, Inc., as amended.

10.1	Form of Independent Director Stock Option Award Agreement.

10.2	Form of Independent Director Restricted Stock Unit Award Agreement.

10.3	Amendment No. 3 to Second Amended and Restated 1999 Equity Incentive Plan.